Helping Build Chicago—The Union Way

The AFL-CIO Housing Investment Trust builds on 40 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in the Chicago Area
Since Inception in 1984

68	$1.1B	$10.0M	$2.9B	14,896

Projects	HIT Investment Amount	Building America NMTC Allocation	Total Development Cost	Housing Units Created or Preserved (68% affordable)

25.0M	28,672	$2.5B	$279.8M	$5.8B

Hours of Union Construction Work	Total Jobs Across Industries	Total Wages and Benefits	State and Local Tax Revenue Generated	Total Economic Impact

PROJECT PROFILE:

400 LAKE SHORE

The HIT provided $55.0 million in financing for the $543.3 million new construction of the 635-unit (20% affordable) project in Chicago. This project will create an estimated 3,316,100 hours of union construction work.

PROJECT PROFILE:

WILLA RAWLS MANOR

The HIT provided $23.8 million in financing for the $46.4 million substantial rehabilitation of the 123-unit all affordable project in Chicago. This project will create an estimated 73,410 hours of union construction work.

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Includes projects receiving NMTC allocations by HIT subsidiary Building America CDE, Inc. Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and Building America project data. Data is current as of March 31, 2026. Economic impact data is in 2025 dollars and all other figures are nominal.

Helping Build Chicago —The Union Way	MARCH 2026

Edwin Berry Manor Apartments	South Shore HHDC Apartments	Grace Manor Apartments

“ We appreciate HIT’s commitment to and support of union construction at numerous projects that have put our members to work in the Chicago area for over 30 years and recognize the benefits this commitment has provided to the workers and the community.”

—Michael Macellaio, President

Chicago and Cook County Building and Construction Trades Council

HIGHLIGHTS OF CHICAGO AREA INVESTMENTS

Project	HIT Investment/Building America NMTC Allocation	TDC	Construction Work Hours
400 Lake Shore	$55,000,000	$543,305,000	3,316,100
6900 South Crandon Apartments	$16,836,000	$46,975,331	130,890
Covent Apartments	$4,900,000	$17,763,640	97,930
Edwin Berry Manor Apartments	$5,752,000	$12,521,150	45,010
Grace Manor Apartments	$4,109,600	$30,215,493	252,230
Imani Village Senior Residences	$2,171,000	$27,085,749	247,830
Island Terrace Apartments - A	$5,327,000	$25,205,460	95,300
Island Terrace Apartments - B	$17,152,000	$71,932,325	272,550
South Shore HHDC Apartments	$17,536,400	$44,053,288	140,900
Willa Rawls Manor	$23,770,000	$46,375,332	73,410

Includes projects receiving NMTC allocations by HIT subsidiary Building America CDE, Inc. Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and Building America project data. Data is current as of March 31, 2026. Economic impact data is in 2025 dollars and all other figures are nominal. Building America is a portfolio investment of the HIT but, unless otherwise noted, its underlying projects are not held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department at 202-331-8055. Investors should read the current prospectus carefully before investing.

The projects listed above may not reflect HIT’s current portfolio for any or all of the following reasons: (i) the assets related to the project(s) shown on this table may no longer be held in the HIT’s current portfolio; (ii) other assets in the HIT’s current portfolio may have characteristics different from those shown on this table; and (iii) this table is not a complete list of all the projects financed by the HIT as of the date of this report. A complete list of the HIT’s portfolio holdings as of the most recently disclosed month-end is available upon request or on its website at aflcio-hit.com.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com